Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2006

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its
Closed Block Business. All financial information in this document is unaudited.

November 1, 2006

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

This Quarterly Financial Supplement reflects the classification of results for the Company’s Canadian branch operations, formerly classified as “divested businesses”, as discontinued operations for all periods presented, as a result of the sale of this business in August, 2006.

In addition, the Asset Management segment’s supplemental revenue and assets under management and administration information has been modified to provide more meaningful presentation.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
1,010	862	17%	Insurance Division	341	365	298	247	465
808	711	14%	Investment Division	257	(4)	240	316	252
1,168	1,039	12%	International Insurance and Investments Division	383	377	382	358	428
78	126	-38%	Corporate and other operations	50	76	26	37	15

3,064	2,738	12%	Total pre-tax adjusted operating income	1,031	814	946	958	1,160
883	830	6%	Income taxes, applicable to adjusted operating income	292	290	277	276	330

2,181	1,908	14%	Financial Services Businesses after-tax adjusted operating income	739	524	669	682	830

			Items excluded from adjusted operating income:
(40)	563	-107%	Realized investment gains (losses), net, and related charges and adjustments	79	(2)	50	(311)	221
(8)	(41)	80%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(99)	8	(114)	(151)	257
28	(10)	380%	Change in experience-rated contractholder liabilities due to asset value changes	47	(34)	66	130	(168)
13	(5)	360%	Divested businesses	(1)	(11)	13	(4)	4

(7)	507	-101%	Total items excluded from adjusted operating income, before income taxes	26	(39)	15	(336)	314
(31)	(480)	94%	Income taxes, not applicable to adjusted operating income	(572)	79	3	(94)	60

24	987	-98%	Total items excluded from adjusted operating income, after income taxes	598	(118)	12	(242)	254

2,205	2,895	-24%	Income from continuing operations (after-tax) of Financial Services Businesses	1,337	406	681	440	1,084
46	(53)	187%	Income (loss) from discontinued operations, net of taxes	(15)	(29)	(6)	(16)	68

2,251	2,842	-21%	Net income of Financial Services Businesses	1,322	377	675	424	1,152

			Earnings per share of Common Stock (diluted):
4.48	3.76		Financial Services Businesses after-tax adjusted operating income	1.46	1.06	1.36	1.40	1.72
			Items excluded from adjusted operating income:
(0.08)	1.07		Realized investment gains (losses), net, and related charges and adjustments	0.15	—	0.10	(0.63)	0.45
(0.02)	(0.08)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.19)	0.02	(0.23)	(0.30)	0.52
0.06	(0.02)		Change in experience-rated contractholder liabilities due to asset value changes	0.09	(0.07)	0.13	0.26	(0.34)
0.03	(0.01)		Divested businesses	—	(0.02)	0.03	(0.01)	0.01

(0.01)	0.96		Total items excluded from adjusted operating income, before income taxes	0.05	(0.07)	0.03	(0.68)	0.64
(0.06)	(0.92)		Income taxes, not applicable to adjusted operating income	(1.11)	0.16	—	(0.20)	0.12

0.05	1.88		Total items excluded from adjusted operating income, after income taxes	1.16	(0.23)	0.03	(0.48)	0.52

4.53	5.64		Income from continuing operations (after-tax) of Financial Services Businesses	2.62	0.83	1.39	0.92	2.24
0.09	(0.10)		Income (loss) from discontinued operations, net of taxes	(0.03)	(0.05)	(0.01)	(0.03)	0.14

4.62	5.54		Net income of Financial Services Businesses	2.59	0.78	1.38	0.89	2.38

497.8	524.5		Weighted average number of outstanding Common shares (diluted basis)	518.3	510.2	504.1	497.1	490.5
14.50%	12.99%		Operating Return on Average Equity (based on adjusted operating income)	14.67%	10.54%	13.55%	13.66%	16.32%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
2,251	2,842		Net income of Financial Services Businesses (above)	1,322	377	675	424	1,152
140	334		Net income (loss) of Closed Block Business	42	(13)	58	29	53

2,391	3,176		Consolidated net income	1,364	364	733	453	1,205

51	63		Direct equity adjustments for earnings per share calculations	19	19	19	16	16

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	5,572	9,447	9,685	9,723	9,418
		Long-term debt	7,053	6,520	7,284	7,520	7,464

		Attributed Equity:
		Including accumulated other comprehensive income	22,493	21,654	21,229	20,424	22,053
		Excluding unrealized gains and losses on investments	21,025	20,206	20,426	20,444	21,015
		Excluding accumulated other comprehensive income	21,083	20,546	20,717	20,604	21,232

		Total Capitalization:
		Including accumulated other comprehensive income	29,546	28,174	28,513	27,944	29,517
		Excluding unrealized gains and losses on investments	28,078	26,726	27,710	27,964	28,479
		Excluding accumulated other comprehensive income	28,136	27,066	28,001	28,124	28,696

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	43.79	42.70	42.43	41.41	45.31
		Excluding unrealized gains and losses on investments	40.94	39.85	40.83	41.45	43.18
		Excluding accumulated other comprehensive income	41.05	40.52	41.41	41.78	43.62
		Number of diluted shares at end of period	513.6	507.1	500.3	493.2	486.7

		Common Stock Price Range (based on closing price):
79.06	68.30	High	68.30	77.96	77.48	78.89	79.06
71.47	52.62	Low	63.09	63.27	73.19	74.43	71.47
76.25	67.56	Close	67.56	73.19	75.81	77.70	76.25

		Common Stock market capitalization (1)	34,118	36,412	37,288	37,651	36,394

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

OPERATIONS HIGHLIGHTS

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	129.8	134.7	138.7	138.5	147.9
		Retail customers	70.5	73.5	75.6	75.1	75.9
		General account	156.3	159.2	157.8	159.7	163.8

		Total Investment Management and Advisory Services	356.6	367.4	372.1	373.3	387.6

		Non-proprietary assets under management	48.0	48.1	51.3	49.6	51.0

		Total managed by Investment Division	404.6	415.5	423.4	422.9	438.6
		Managed by International Insurance and Investments Division	73.0	71.4	74.5	82.6	82.2
		Managed by Insurance Division	44.0	44.6	49.5	62.9	65.4

		Total assets under management	521.6	531.5	547.4	568.4	586.2
		Client assets under administration	96.9	92.5	100.0	101.6	105.8

		Total assets under management and administration	618.5	624.0	647.4	670.0	692.0

		Assets managed or administered for customers outside of the United States at end of period	108.8	100.4	105.3	114.0	115.5

		Distribution Representatives (1):
		Prudential Agents	3,212	2,946	2,850	2,844	2,814
		International Life Planners	5,626	5,627	5,712	5,726	5,802
		Gibraltar Life Advisors	5,349	5,436	5,716	5,684	6,036

47	40	Prudential Agent productivity ($ thousands)	43	61	45	52	46

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
7,694	7,678	0%	Premiums	2,574	2,450	2,604	2,542	2,548
1,912	1,900	1%	Policy charges and fee income	668	629	662	667	583
5,618	5,000	12%	Net investment income	1,731	1,810	1,801	1,865	1,952
3,044	2,660	14%	Asset management fees, commissions and other income	960	948	1,054	966	1,024

18,268	17,238	6%	Total revenues	5,933	5,837	6,121	6,040	6,107

			Benefits and Expenses (1):

7,818	7,551	4%	Insurance and annuity benefits	2,496	2,439	2,577	2,591	2,650
2,045	1,884	9%	Interest credited to policyholders’ account balances	653	632	652	677	716
663	388	71%	Interest expense	143	180	201	223	239
(1,492)	(1,362)	-10%	Deferral of acquisition costs	(444)	(439)	(501)	(495)	(496)
431	738	-42%	Amortization of acquisition costs	271	172	240	264	(73)
5,739	5,301	8%	General and administrative expenses	1,783	2,039	2,006	1,822	1,911

15,204	14,500	5%	Total benefits and expenses	4,902	5,023	5,175	5,082	4,947

3,064	2,738	12%	Adjusted operating income before income taxes	1,031	814	946	958	1,160

			Items excluded from adjusted operating income before income taxes:
(70)	667	-110%	Realized investment gains (losses), net, and related adjustments	89	2	50	(334)	214
30	(104)	129%	Related charges	(10)	(4)	—	23	7

(40)	563	-107%	Total realized investment gains (losses), net, and related charges and adjustments	79	(2)	50	(311)	221

(8)	(41)	80%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(99)	8	(114)	(151)	257
28	(10)	380%	Change in experience-rated contractholder liabilities due to asset value changes	47	(34)	66	130	(168)
13	(5)	360%	Divested businesses	(1)	(11)	13	(4)	4

(7)	507	-101%	Total items excluded from adjusted operating income before income taxes	26	(39)	15	(336)	314

3,057	3,245	-6%	Income from continuing operations before income taxes	1,057	775	961	622	1,474
852	350	143%	Income tax expense (benefit)	(280)	369	280	182	390

2,205	2,895	-24%	Income from continuing operations	1,337	406	681	440	1,084

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $99,424; $101,672; $102,220; $107,756; $105,750)	103,300	105,188	104,276	108,150	108,346
Fixed maturities, held to maturity, at amortized cost (fair value $3,049; $3,228; $3,397; $3,416; $3,400)	3,051	3,249	3,430	3,555	3,473
Trading account assets supporting insurance liabilities, at fair value	14,208	13,781	13,877	14,239	14,453
Other trading account assets, at fair value	1,409	1,443	2,358	4,561	1,933
Equity securities, available for sale, at fair value (cost $2,243; $2,206; $2,249; $2,415; $2,486)	2,584	2,627	2,724	2,801	2,893
Commercial loans	17,167	17,177	17,721	18,018	18,139
Policy loans	2,959	2,967	3,094	3,253	3,350
Securities purchased under agreements to resell	146	413	103	2,242	187
Other long-term investments	4,341	4,495	4,920	5,049	4,827
Short-term investments	2,160	2,565	2,404	2,768	2,705

Total investments	151,325	153,905	154,907	164,636	160,306
Cash and cash equivalents	6,124	5,493	5,915	6,521	7,361
Accrued investment income	1,402	1,358	1,400	1,433	1,466
Reinsurance recoverables	3,673	3,548	3,480	1,869	1,908
Deferred policy acquisition costs	8,131	8,357	8,776	9,239	9,540
Other assets	14,975	15,069	16,279	19,188	17,442
Separate account assets	155,400	157,561	170,134	166,735	175,363

Total assets	341,030	345,291	360,891	369,621	373,386

Liabilities:
Future policy benefits	52,936	51,926	52,838	55,520	55,423
Policyholders’ account balances	71,205	69,924	70,482	74,122	75,429
Reinsurance payables	3,210	3,069	2,994	1,351	1,405
Securities sold under agreements to repurchase	5,682	6,801	7,141	9,564	6,256
Cash collateral for loaned securities	2,995	3,425	3,139	3,834	3,797
Income taxes payable	2,084	2,136	2,500	1,969	2,827
Securities sold but not yet purchased	207	223	132	2,152	313
Short-term debt	5,572	9,447	9,685	9,723	9,418
Long-term debt	7,053	6,520	7,284	7,520	7,464
Other liabilities	12,193	12,605	13,333	16,707	13,638
Separate account liabilities	155,400	157,561	170,134	166,735	175,363

Total liabilities	318,537	323,637	339,662	349,197	351,333

Attributed Equity:
Accumulated other comprehensive income (loss)	1,410	1,108	512	(180)	821
Other attributed equity	21,083	20,546	20,717	20,604	21,232

Total attributed equity	22,493	21,654	21,229	20,424	22,053

Total liabilities and attributed equity	341,030	345,291	360,891	369,621	373,386

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,548	1,027	84	1,438	(1)
Policy charges and fee income	583	474	45	70	(6)
Net investment income	1,952	466	932	376	178
Asset management fees, commissions and other income	1,024	238	620	172	(6)

Total revenues	6,107	2,205	1,681	2,056	165

Benefits and Expenses (1):
Insurance and annuity benefits	2,650	1,225	297	1,112	16
Interest credited to policyholders’ account balances	716	196	475	66	(21)
Interest expense	239	37	63	3	136
Deferral of acquisition costs	(496)	(235)	(25)	(242)	6
Amortization of acquisition costs	(73)	(191)	12	111	(5)
General and administrative expenses	1,911	708	607	578	18

Total benefits and expenses	4,947	1,740	1,429	1,628	150

Adjusted operating income before income taxes	1,160	465	252	428	15

	Quarter Ended September 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,574	912	106	1,562	(6)
Policy charges and fee income	668	559	46	67	(4)
Net investment income	1,731	429	810	333	159
Asset management fees, commissions and other income	960	181	648	114	17

Total revenues	5,933	2,081	1,610	2,076	166

Benefits and Expenses (1):
Insurance and annuity benefits	2,496	938	296	1,250	12
Interest credited to policyholders’ account balances	653	180	431	54	(12)
Interest expense	143	31	23	7	82
Deferral of acquisition costs	(444)	(202)	(13)	(243)	14
Amortization of acquisition costs	271	180	13	90	(12)
General and administrative expenses	1,783	613	603	535	32

Total benefits and expenses	4,902	1,740	1,353	1,693	116

Adjusted operating income before income taxes	1,031	341	257	383	50

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,694	3,014	206	4,488	(14)
Policy charges and fee income	1,912	1,576	136	216	(16)
Net investment income	5,618	1,328	2,706	1,049	535
Asset management fees, commissions and other income	3,044	579	2,013	482	(30)

Total revenues	18,268	6,497	5,061	6,235	475

Benefits and Expenses (1):
Insurance and annuity benefits	7,818	3,439	801	3,539	39
Interest credited to policyholders’ account balances	2,045	557	1,356	184	(52)
Interest expense	663	95	171	10	387
Deferral of acquisition costs	(1,492)	(719)	(69)	(755)	51
Amortization of acquisition costs	431	82	42	342	(35)
General and administrative expenses	5,739	2,033	1,952	1,747	7

Total benefits and expenses	15,204	5,487	4,253	5,067	397

Adjusted operating income before income taxes	3,064	1,010	808	1,168	78

	Nine Months Ended September 30, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	7,678	2,785	250	4,660	(17)
Policy charges and fee income	1,900	1,568	140	204	(12)
Net investment income	5,000	1,283	2,345	953	419
Asset management fees, commissions and other income	2,660	481	1,856	321	2

Total revenues	17,238	6,117	4,591	6,138	392

Benefits and Expenses (1):
Insurance and annuity benefits	7,551	3,019	783	3,703	46
Interest credited to policyholders’ account balances	1,884	540	1,212	157	(25)
Interest expense	388	81	70	19	218
Deferral of acquisition costs	(1,362)	(601)	(46)	(761)	46
Amortization of acquisition costs	738	433	41	301	(37)
General and administrative expenses	5,301	1,783	1,820	1,680	18

Total benefits and expenses	14,500	5,255	3,880	5,099	266

Adjusted operating income before income taxes	2,738	862	711	1,039	126

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	160,306	33,000	64,822	51,050	11,434
Deferred policy acquisition costs	9,540	5,291	157	4,251	(159)
Other assets	28,177	5,363	7,890	8,324	6,600
Separate account assets	175,363	88,218	88,299	128	(1,282)

Total assets	373,386	131,872	161,168	63,753	16,593

Liabilities:
Future policy benefits	55,423	7,595	14,541	32,790	497
Policyholders’ account balances	75,429	20,877	40,851	15,328	(1,627)
Debt	16,882	2,478	2,083	1,002	11,319
Other liabilities	28,236	6,261	9,243	8,490	4,242
Separate account liabilities	175,363	88,218	88,299	128	(1,282)

Total liabilities	351,333	125,429	155,017	57,738	13,149

Attributed Equity:
Accumulated other comprehensive income (loss)	821	238	102	518	(37)
Other attributed equity	21,232	6,205	6,049	5,497	3,481

Total attributed equity	22,053	6,443	6,151	6,015	3,444

Total liabilities and attributed equity	373,386	131,872	161,168	63,753	16,593

	As of December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	153,905	31,117	60,941	47,930	13,917
Deferred policy acquisition costs	8,357	4,613	119	3,761	(136)
Other assets	25,468	3,531	8,524	7,343	6,070
Separate account assets	157,561	77,518	81,204	67	(1,228)

Total assets	345,291	116,779	150,788	59,101	18,623

Liabilities:
Future policy benefits	51,926	7,129	13,339	30,800	658
Policyholders’ account balances	69,924	19,204	37,901	13,893	(1,074)
Debt	15,967	1,950	1,623	1,032	11,362
Other liabilities	28,259	4,949	10,707	7,672	4,931
Separate account liabilities	157,561	77,518	81,204	67	(1,228)

Total liabilities	323,637	110,750	144,774	53,464	14,649

Attributed Equity:
Accumulated other comprehensive income	1,108	293	65	737	13
Other attributed equity	20,546	5,736	5,949	4,900	3,961

Total attributed equity	21,654	6,029	6,014	5,637	3,974

Total liabilities and attributed equity	345,291	116,779	150,788	59,101	18,623

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2006			As of December 31, 2005
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	255	4,119	4,374	353	3,846	4,199
Investment related	5,388	3,235	8,623	5,442	2,449	7,891
Securities business related	2,431	—	2,431	2,758	107	2,865
Specified other businesses	1,342	56	1,398	893	63	956
Limited recourse and non-recourse borrowing	2	54	56	1	55	56

Total debt - Financial Services Businesses	9,418	7,464	16,882	9,447	6,520	15,967

Ratio of long-term and short-term capital debt to capitalization			17.2%			17.2%

Closed Block Business
Investment related	1,347	—	1,347	1,667	—	1,667
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,347	1,750	3,097	1,667	1,750	3,417

	As of September 30, 2006				As of December 31, 2005
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,076	1,298	—	4,374	2,902	1,297	—	4,199
Investment related	4,960	3,663	—	8,623	4,173	3,718	—	7,891
Securities business related	909	1,399	123	2,431	1,117	1,173	575	2,865
Specified other businesses	55	1,257	86	1,398	116	692	148	956
Limited recourse and non-recourse borrowing	—	—	56	56	—	—	56	56

Total debt - Financial Services Businesses	9,000	7,617	265	16,882	8,308	6,880	779	15,967

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million of Surplus Notes for September 30, 2006 and December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
3,014	2,785	8%	Premiums	912	943	982	1,005	1,027
1,576	1,568	1%	Policy charges and fee income	559	530	543	559	474
1,328	1,283	4%	Net investment income	429	428	421	441	466
579	481	20%	Asset management fees, commissions and other income	181	161	175	166	238

6,497	6,117	6%	Total revenues	2,081	2,062	2,121	2,171	2,205

			Benefits and Expenses (1):
3,439	3,019	14%	Insurance and annuity benefits	938	994	1,070	1,144	1,225
557	540	3%	Interest credited to policyholders’ account balances	180	175	180	181	196
95	81	17%	Interest expense	31	30	30	28	37
(719)	(601)	-20%	Deferral of acquisition costs	(202)	(196)	(256)	(228)	(235)
82	433	-81%	Amortization of acquisition costs	180	112	131	142	(191)
2,033	1,783	14%	General and administrative expenses	613	582	668	657	708

5,487	5,255	4%	Total benefits and expenses	1,740	1,697	1,823	1,924	1,740

1,010	862	17%	Adjusted operating income before income taxes	341	365	298	247	465

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended September 30, 2006
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	1,027	135	892	109	26
Policy charges and fee income	474	387	87	117	270
Net investment income	466	308	158	139	169
Asset management fees, commissions and other income	238	220	18	102	118

Total revenues	2,205	1,050	1,155	467	583

Benefits and Expenses (1):
Insurance and annuity benefits	1,225	366	859	300	66
Interest credited to policyholders’ account balances	196	144	52	51	93
Interest expense	37	35	2	20	15
Deferral of acquisition costs	(235)	(222)	(13)	(91)	(131)
Amortization of acquisition costs	(191)	(192)	1	(220)	28
General and administrative expenses (2)	708	544	164	224	320

Total benefits and expenses	1,740	675	1,065	284	391

Adjusted operating income before income taxes	465	375	90	183	192

	Quarter Ended September 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	912	110	802	97	13
Policy charges and fee income	559	483	76	298	185
Net investment income	429	282	147	126	156
Asset management fees, commissions and other income	181	168	13	81	87

Total revenues	2,081	1,043	1,038	602	441

Benefits and Expenses (1):
Insurance and annuity benefits	938	149	789	133	16
Interest credited to policyholders’ account balances	180	130	50	43	87
Interest expense	31	27	4	18	9
Deferral of acquisition costs	(202)	(187)	(15)	(79)	(108)
Amortization of acquisition costs	180	179	1	152	27
General and administrative expenses (2)	613	464	149	215	249

Total benefits and expenses	1,740	762	978	482	280

Adjusted operating income before income taxes	341	281	60	120	161

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $33 million for the quarter ended September 30, 2006 and $21 million for the quarter ended September 30, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2006
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	3,014	369	2,645	312	57
Policy charges and fee income	1,576	1,348	228	653	695
Net investment income	1,328	867	461	403	464
Asset management fees, commissions and other income	579	532	47	243	289

Total revenues	6,497	3,116	3,381	1,611	1,505

Benefits and Expenses (1):
Insurance and annuity benefits	3,439	826	2,613	660	166
Interest credited to policyholders’ account balances	557	408	149	149	259
Interest expense	95	90	5	55	35
Deferral of acquisition costs	(719)	(637)	(82)	(254)	(383)
Amortization of acquisition costs	82	81	1	(55)	136
General and administrative expenses (2)	2,033	1,504	529	644	860

Total benefits and expenses	5,487	2,272	3,215	1,199	1,073

Adjusted operating income before income taxes	1,010	844	166	412	432

	Nine Months Ended September 30, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	2,785	332	2,453	282	50
Policy charges and fee income	1,568	1,349	219	818	531
Net investment income	1,283	837	446	370	467
Asset management fees, commissions and other income	481	449	32	212	237

Total revenues	6,117	2,967	3,150	1,682	1,285

Benefits and Expenses (1):
Insurance and annuity benefits	3,019	585	2,434	456	129
Interest credited to policyholders’ account balances	540	387	153	129	258
Interest expense	81	68	13	48	20
Deferral of acquisition costs	(601)	(540)	(61)	(232)	(308)
Amortization of acquisition costs	433	430	3	294	136
General and administrative expenses (2)	1,783	1,319	464	631	688

Total benefits and expenses	5,255	2,249	3,006	1,326	923

Adjusted operating income before income taxes	862	718	144	356	362

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $59 million for the nine months ended September 30, 2006 and $37 million for the nine months ended September 30, 2005 for the amortization, net of interest, of value of business acquired (VOBA) associated with the American Skandia and Allstate acquisitions.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
50,778	47,418	Beginning total account value	47,402	49,484	50,778	53,181	68,807
6,952	5,142	Sales	1,930	1,964	2,129	2,500	2,323
(5,426)	(4,255)	Surrenders and withdrawals	(1,397)	(1,436)	(1,585)	(1,757)	(2,084)

1,526	887	Net sales	533	528	544	743	239
(654)	(520)	Benefit payments	(179)	(158)	(185)	(225)	(244)

872	367	Net flows	354	370	359	518	(5)
3,240	2,193	Change in market value, interest credited, and other	1,904	1,106	2,228	(1,000)	2,012
(647)	(494)	Policy charges	(176)	(182)	(184)	(204)	(259)
16,312	—	Acquisition	—	—	—	16,312	—

70,555	49,484	Ending total account value	49,484	50,778	53,181	68,807	70,555

		Fixed Annuities:
3,991	3,879	Beginning total account value	4,064	4,033	3,991	3,941	3,871
93	334	Sales	39	27	28	32	33
(236)	(165)	Surrenders and withdrawals	(56)	(66)	(69)	(92)	(75)

(143)	169	Net sales (redemptions)	(17)	(39)	(41)	(60)	(42)
(126)	(119)	Benefit payments	(35)	(41)	(43)	(42)	(41)

(269)	50	Net flows	(52)	(80)	(84)	(102)	(83)
95	108	Interest credited and other	22	39	35	33	27
(3)	(4)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,814	4,033	Ending total account value	4,033	3,991	3,941	3,871	3,814

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):
1,352	1,103	Insurance Agents	373	391	405	481	466
717	366	Wirehouses	149	176	194	266	257
4,976	4,007	Independent Financial Planners (2)	1,447	1,424	1,558	1,785	1,633

7,045	5,476	Total	1,969	1,991	2,157	2,532	2,356

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	27,646	28,290	29,988	32,897	34,288
		Net amount at risk	2,085	1,974	1,751	1,870	1,724
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	16,528	17,022	17,755	30,594	30,942
		Net amount at risk	1,918	1,809	1,600	3,378	3,009

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	6,823	7,162	7,738	9,231	9,667
		Guaranteed minimum withdrawal benefits	765	815	885	1,678	1,853
		Guaranteed minimum income benefits	2,941	3,052	3,203	7,047	7,113
		Guaranteed minimum withdrawal & income benefits	1,870	2,951	4,155	5,304	6,678

		Total	12,399	13,980	15,981	23,260	25,311

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		SALES:
		Excluding corporate-owned life insurance:
70	56	Variable life	19	27	21	24	25
117	158	Universal life	54	56	40	43	34
100	89	Term life	30	33	31	34	35

287	303	Total excluding corporate-owned life insurance	103	116	92	101	94
10	5	Corporate-owned life insurance	3	2	1	4	5

297	308	Total	106	118	93	105	99

		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
127	162	Prudential Agents	48	50	45	45	37
160	141	Third party distribution	55	66	47	56	57
10	5	Corporate-owned life insurance	3	2	1	4	5

297	308	Total	106	118	93	105	99

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
5,694	5,284	Beginning balance	5,532	5,619	5,694	5,802	5,891
938	919	Premiums and deposits	287	289	307	332	299
(804)	(599)	Surrenders and withdrawals	(212)	(216)	(242)	(278)	(284)

134	320	Net sales	75	73	65	54	15
(105)	(87)	Benefit payments	(29)	(39)	(37)	(32)	(36)

29	233	Net flows	46	34	28	22	(21)
292	109	Interest credited and other	42	45	83	60	149
180	139	Net transfers from separate account	50	49	55	66	59
(177)	(146)	Policy charges	(51)	(53)	(58)	(59)	(60)

6,018	5,619	Ending balance	5,619	5,694	5,802	5,891	6,018

		Separate Account Liabilities:
16,170	15,180	Beginning balance	15,207	15,808	16,170	16,682	16,313
931	949	Premiums and deposits	308	407	301	332	298
(548)	(504)	Surrenders and withdrawals	(206)	(149)	(177)	(198)	(173)

383	445	Net sales	102	258	124	134	125
(25)	(13)	Benefit payments	(4)	(5)	(9)	(9)	(7)

358	432	Net flows	98	253	115	125	118
999	939	Change in market value, interest credited and other	756	359	653	(228)	574
(180)	(139)	Net transfers to general account	(50)	(49)	(55)	(66)	(59)
(600)	(604)	Policy charges	(203)	(201)	(201)	(200)	(199)

16,747	15,808	Ending balance	15,808	16,170	16,682	16,313	16,747

		FACE AMOUNT IN FORCE (2):
		Variable life	143,186	142,408	141,962	140,629	140,139
		Universal life	17,862	18,835	19,639	20,318	21,017
		Term life	190,913	201,139	210,589	221,072	231,971

		Total	351,961	362,382	372,190	382,019	393,127

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q
		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,231	9,613	Beginning balance	9,782	9,437	9,231	8,850	10,722
352	580	Premiums and deposits	87	69	74	96	182
(936)	(685)	Surrenders and withdrawals	(202)	(250)	(273)	(313)	(350)

(584)	(105)	Net redemptions	(115)	(181)	(199)	(217)	(168)
(287)	(231)	Benefit payments	(67)	(72)	(94)	(92)	(101)

(871)	(336)	Net flows	(182)	(253)	(293)	(309)	(269)
273	273	Interest credited and other	91	88	86	89	98
37	(107)	Net transfers (to) from separate account	(252)	(39)	(173)	539	(329)
(2)	(6)	Policy charges	(2)	(2)	(1)	(1)	—
1,554	—	Acquisition	—	—	—	1,554	—

10,222	9,437	Ending balance	9,437	9,231	8,850	10,722	10,222

		Account Values in Separate Account:
45,538	41,684	Beginning balance	41,684	44,080	45,538	48,272	61,956
6,692	4,896	Premiums and deposits	1,882	1,922	2,083	2,436	2,173
(4,726)	(3,736)	Surrenders and withdrawals	(1,251)	(1,252)	(1,380)	(1,537)	(1,809)

1,966	1,160	Net sales	631	670	703	899	364
(493)	(407)	Benefit payments	(146)	(127)	(134)	(175)	(184)

1,473	753	Net flows	485	543	569	724	180
3,063	2,028	Change in market value, interest credited and other	1,834	1,057	2,177	(1,056)	1,942
(37)	107	Net transfers (to) from general account	252	39	173	(539)	329
(648)	(492)	Policy charges	(175)	(181)	(185)	(203)	(260)
14,758	—	Acquisition	—	—	—	14,758	—

64,147	44,080	Ending balance	44,080	45,538	48,272	61,956	64,147

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL LIFE INSURANCE:
3,187	3,151	Beginning balance	3,162	3,158	3,187	3,253	3,277
254	232	Capitalization	79	82	80	83	91
55	(294)	Amortization - operating results	(152)	(75)	(74)	(91)	220
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
12	69	Impact of unrealized (gains) or losses on AFS securities	69	22	60	32	(80)

3,508	3,158	Ending balance	3,158	3,187	3,253	3,277	3,508

		INDIVIDUAL ANNUITIES:
1,256	907	Beginning balance	1,049	1,155	1,256	1,337	1,470
383	308	Capitalization	108	113	119	133	131
(136)	(136)	Amortization - operating results	(27)	(37)	(57)	(51)	(28)
20	(3)	Amortization - realized investment gains and losses	(4)	2	—	8	12
9	79	Impact of unrealized (gains) or losses on AFS securities	29	23	19	43	(53)

1,532	1,155	Ending balance	1,155	1,256	1,337	1,470	1,532

		GROUP INSURANCE:
170	111	Beginning balance	155	169	170	227	239
82	61	Capitalization	15	1	57	12	13
(1)	(3)	Amortization - operating results	(1)	—	—	—	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

251	169	Ending balance	169	170	227	239	251

		TOTAL INSURANCE DIVISION:
4,613	4,169	Beginning balance	4,366	4,482	4,613	4,817	4,986
719	601	Capitalization	202	196	256	228	235
(82)	(433)	Amortization - operating results	(180)	(112)	(131)	(142)	191
20	(3)	Amortization - realized investment gains and losses	(4)	2	—	8	12
21	148	Impact of unrealized (gains) or losses on AFS securities	98	45	79	75	(133)

5,291	4,482	Ending balance	4,482	4,613	4,817	4,986	5,291

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q
		Individual Life Insurance:
		Policy Surrender Experience:
584	535	Cash value of surrenders	214	163	191	212	181
3.7%	3.6%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.3%	3.2%	3.7%	4.1%	3.4%
		Death benefits per $1,000 of in force (1):
3.23	2.97	Variable and universal life	2.95	3.04	2.87	3.59	3.22
1.41	1.25	Term life	1.27	0.89	1.09	1.64	1.92
2.80	2.64	Total, Individual Life Insurance	2.63	2.63	2.50	3.20	2.93

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
329	336	Group life	32	34	206	25	98
121	137	Group disability (1)	15	17	74	18	29

450	473	Total	47	51	280	43	127

		Future Policy Benefits (2):
		Group life	1,803	2,004	1,967	1,980	1,953
		Group disability (1)	395	413	474	496	498

		Total	2,198	2,417	2,441	2,476	2,451

		Policyholders’ Account Balances (2):
		Group life	4,555	4,916	4,935	5,178	5,325
		Group disability (1)	90	98	95	101	108

		Total	4,645	5,014	5,030	5,279	5,433

		Separate Account Liabilities (2):
		Group life	15,983	15,811	21,156	20,035	22,202
		Group disability (1)	—	—	—	—	—

		Total	15,983	15,811	21,156	20,035	22,202

		Group Life Insurance:
2,508	2,045	Gross premiums, policy charges and fee income (3)	668	964	791	954	763
2,291	2,115	Earned premiums, policy charges and fee income	694	707	755	752	784
92.4%	89.7%	Benefits ratio	89.5%	86.4%	92.1%	95.4%	89.8%
9.0%	9.6%	Administrative operating expense ratio	10.3%	7.3%	9.4%	7.9%	10.0%
		Persistency ratio	95.6%	95.2%	96.5%	95.9%	95.1%

		Group Disability Insurance (1):
612	591	Gross premiums, policy charges and fee income (3)	193	190	199	203	210
582	557	Earned premiums, policy charges and fee income	184	182	189	198	195
85.4%	96.2%	Benefits ratio	91.3%	92.9%	87.3%	89.4%	79.5%
21.2%	20.6%	Administrative operating expense ratio	20.7%	21.6%	21.6%	21.7%	20.5%
		Persistency ratio	87.1%	85.4%	94.2%	92.2%	90.8%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
206	250	-18%	Premiums	106	70	92	30	84
136	140	-3%	Policy charges and fee income	46	48	48	43	45
2,706	2,345	15%	Net investment income	810	820	853	921	932
2,013	1,856	8%	Asset management fees, commissions and other income	648	645	741	652	620

5,061	4,591	10%	Total revenues	1,610	1,583	1,734	1,646	1,681

			Benefits and Expenses (1):
801	783	2%	Insurance and annuity benefits	296	266	269	235	297
1,356	1,212	12%	Interest credited to policyholders’ account balances	431	421	429	452	475
171	70	144%	Interest expense	23	45	46	62	63
(69)	(46)	-50%	Deferral of acquisition costs	(13)	(15)	(22)	(22)	(25)
42	41	2%	Amortization of acquisition costs	13	13	13	17	12
1,952	1,820	7%	General and administrative expenses	603	857	759	586	607

4,253	3,880	10%	Total benefits and expenses	1,353	1,587	1,494	1,330	1,429

808	711	14%	Adjusted operating income before income taxes	257	(4)	240	316	252

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2006				Quarter Ended September 30, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	206	—	—	206	84	—	—	84
Policy charges and fee income	136	—	—	136	45	—	—	45
Net investment income	2,706	148	24	2,534	932	55	6	871
Asset management fees, commissions and other income	2,013	1,266	408	339	620	388	120	112

Total revenues	5,061	1,414	432	3,215	1,681	443	126	1,112

Benefits and Expenses (1):
Insurance and annuity benefits	801	—	—	801	297	—	—	297
Interest credited to policyholders’ account balances	1,356	—	—	1,356	475	—	—	475
Interest expense	171	25	—	146	63	10	—	53
Deferral of acquisition costs	(69)	(14)	—	(55)	(25)	(3)	—	(22)
Amortization of acquisition costs	42	21	—	21	12	6	—	6
General and administrative expenses	1,952	976	418	558	607	330	83	194

Total benefits and expenses	4,253	1,008	418	2,827	1,429	343	83	1,003

Adjusted operating income before income taxes	808	406	14	388	252	100	43	109

	Nine Months Ended September 30, 2005				Quarter Ended September 30, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	250	—	—	250	106	—	—	106
Policy charges and fee income	140	—	—	140	46	—	—	46
Net investment income	2,345	75	7	2,263	810	33	3	774
Asset management fees, commissions and other income	1,856	1,185	322	349	648	408	119	121

Total revenues	4,591	1,260	329	3,002	1,610	441	122	1,047

Benefits and Expenses (1):
Insurance and annuity benefits	783	—	—	783	296	—	—	296
Interest credited to policyholders’ account balances	1,212	—	—	1,212	431	—	—	431
Interest expense	70	10	—	60	23	3	—	20
Deferral of acquisition costs	(46)	(14)	—	(32)	(13)	(5)	—	(8)
Amortization of acquisition costs	41	26	—	15	13	8	—	5
General and administrative expenses	1,820	883	380	557	603	319	91	193

Total benefits and expenses	3,880	905	380	2,595	1,353	325	91	937

Adjusted operating income before income taxes	711	355	(51)	407	257	116	31	110

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
715	653	9%	Asset management fees	228	233	234	237	244
334	257	30%	Incentive, transaction, principal investing and capital markets revenues	99	88	144	111	79
365	350	4%	Service, distribution and other revenues	114	115	124	121	120

1,414	1,260	12%	Total Asset Management segment revenues	441	436	502	469	443

			Analysis of asset management fees by source:
311	262	19%	Institutional customers	94	97	98	102	111
227	213	7%	Retail customers	74	76	76	76	75
177	178	-1%	General account	60	60	60	59	58

715	653	9%	Total asset management fees	228	233	234	237	244

Supplementary Assets Under Management Information (in billions):

	September 30, 2006
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.9	74.4	21.6	147.9
Retail customers	54.3	20.3	1.3	75.9
General account	3.7	159.3	0.8	163.8

Total	109.9	254.0	23.7	387.6

	September 30, 2005
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.7	66.4	16.7	129.8
Retail customers	51.2	17.9	1.4	70.5
General account	3.2	152.0	1.1	156.3

Total	101.1	236.3	19.2	356.6

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
101.3	84.8	Beginning assets under management	91.1	95.0	101.3	106.7	107.1
19.4	15.6	Additions (1)	7.1	7.3	7.3	5.3	6.8
(12.0)	(9.4)	Withdrawals	(5.1)	(3.1)	(4.0)	(4.4)	(3.6)
5.8	4.3	Change in market value	2.2	2.0	1.9	(0.4)	4.3
0.5	(0.3)	Net money market flows	(0.3)	0.1	0.2	(0.1)	0.4

115.0	95.0	Ending assets under management	95.0	101.3	106.7	107.1	115.0
32.9	34.8	Affiliated institutional assets under management	34.8	33.4	32.0	31.4	32.9

147.9	129.8	Total assets managed for institutional customers at end of period	129.8	134.7	138.7	138.5	147.9

7.4	6.2	Net institutional additions other than money market	2.0	4.2	3.3	0.9	3.2

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
38.7	33.2	Beginning assets under management	33.6	36.8	38.7	40.5	40.7
7.9	5.5	Additions	2.5	3.3	2.7	3.3	1.9
(7.9)	(5.9)	Withdrawals	(2.0)	(2.3)	(2.3)	(3.0)	(2.6)
1.6	3.1	Change in market value	2.2	1.0	1.3	(1.0)	1.3
1.0	—	Net money market flows	—	0.1	0.1	0.9	—
—	0.9	Other (2)	0.5	(0.2)	—	—	—

41.3	36.8	Ending assets under management	36.8	38.7	40.5	40.7	41.3
34.6	33.7	Affiliated retail assets under management	33.7	34.8	35.1	34.4	34.6

75.9	70.5	Total assets managed for retail customers at end of period	70.5	73.5	75.6	75.1	75.9

—	(0.4)	Net retail additions (withdrawals) other than money market	0.5	1.0	0.4	0.3	(0.7)

		Wrap-fee Product Assets Under Administration:
53.6	39.7	Beginning total wrap-fee product assets	45.1	50.2	53.6	59.1	60.5
17.7	16.4	Additions (3)	5.3	5.3	6.9	6.1	4.7
(10.9)	(7.8)	Withdrawals	(2.5)	(3.0)	(4.1)	(3.6)	(3.2)
3.5	1.9	Change in market value	2.3	1.1	2.7	(1.1)	1.9

63.9	50.2	Ending total wrap-fee product assets	50.2	53.6	59.1	60.5	63.9

6.8	8.6	Net wrap-fee product additions	2.8	2.3	2.8	2.5	1.5

(1)	Additions include $1.8 billion for the nine months ended September 30, 2006, $0.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred from the Retirement segment.
(2)	Represents transfers of retail assets from or to non-Prudential managers.
(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:
		Revenues:
226	182	Net investment income	65	70	72	76	78
1,356	1,403	Commissions	464	449	483	451	422
1,571	1,357	Fees	459	485	503	534	534
139	123	Other non-interest revenues	53	47	53	33	53

3,292	3,065	Total revenues	1,041	1,051	1,111	1,094	1,087
		Expenses:
2,753	2,637	Expenses before transition costs	881	892	933	926	894
—	65	Transition costs	—	—	—	—	—

2,753	2,702	Total expenses	881	892	933	926	894

539	363	Income before income taxes	160	159	178	168	193

205	138	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	61	60	68	63	74
(3)	(7)	Purchase accounting and related adjustments	(2)	1	1	(3)	(1)

202	131	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	59	61	69	60	73

		Recurring revenue as a percentage of total non-interest revenue (1)	47.7%	48.2%	48.4%	49.0%	49.1%
		Total client assets ($ in billions) (2)	683.1	683.6	688.7	704.3	729.9
		Distribution representatives (2):
		Series 7 Financial Advisors	7,941	8,028	7,926	7,973	7,972
		Series 6 Financial Representatives	2,493	2,458	2,454	2,541	2,477
		Customer debit balances ($ in billions) (2)	5.6	5.8	5.4	5.1	4.9
(26)	(49)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	37	(206)	(107)	30	51

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT DIVISION—RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SALES AND ACCOUNT VALUES
		Full Service:
88,385	83,891	Beginning total account value	85,331	88,337	88,385	91,854	91,537
12,433	9,960	Deposits and sales	3,509	3,046	5,381	4,138	2,914
(12,155)	(9,388)	Withdrawals and benefits	(3,202)	(4,530)	(5,471)	(3,412)	(3,272)
4,701	3,874	Change in market value, interest credited and interest income	2,699	1,532	3,559	(1,043)	2,185

93,364	88,337	Ending total account value	88,337	88,385	91,854	91,537	93,364

278	572	Net additions (withdrawals)	307	(1,484)	(90)	726	(358)

		Stable value account values included above	31,967	31,266	30,696	30,784	30,971
		Institutional Investment Products:

48,080	47,680	Beginning total account value	48,612	48,917	48,080	47,215	46,913
4,628	3,280	Additions	802	785	1,536	1,088	2,004
(4,592)	(3,299)	Withdrawals and benefits (1)	(896)	(2,234)	(2,452)	(1,429)	(711)
1,600	1,757	Change in market value, interest credited and interest income	311	562	182	423	995
(248)	(501)	Other (2)	88	50	(131)	(384)	267

49,468	48,917	Ending total account value	48,917	48,080	47,215	46,913	49,468

36	(19)	Net additions (withdrawals)	(94)	(1,449)	(916)	(341)	1,293

(1)	Withdrawals and benefits include $1.8 billion for the nine months ended September 30, 2006, $0.4 billion for the quarter ended June 30, 2006, $1.4 billion for the quarter ended March 31, 2006, $.8 billion for the quarter ended December 31, 2005 and $1.2 billion for the year ended December 31, 2005 for assets transferred to the Asset Management segment.
(2)	Primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2005		2006
2006	2005			3Q	4Q	1Q	2Q	3Q
			Revenues (1):
4,488	4,660	-4%	Premiums	1,562	1,438	1,533	1,517	1,438
216	204	6%	Policy charges and fee income	67	60	76	70	70
1,049	953	10%	Net investment income	333	371	330	343	376
482	321	50%	Asset management fees, commissions and other income	114	151	160	150	172

6,235	6,138	2%	Total revenues	2,076	2,020	2,099	2,080	2,056

			Benefits and Expenses (1):
3,539	3,703	-4%	Insurance and annuity benefits	1,250	1,162	1,224	1,203	1,112
184	157	17%	Interest credited to policyholders’ account balances	54	50	57	61	66
10	19	-47%	Interest expense	7	3	3	4	3
(755)	(761)	1%	Deferral of acquisition costs	(243)	(242)	(256)	(257)	(242)
342	301	14%	Amortization of acquisition costs	90	89	116	115	111
1,747	1,680	4%	General and administrative expenses	535	581	573	596	578

5,067	5,099	-1%	Total benefits and expenses	1,693	1,643	1,717	1,722	1,628

1,168	1,039	12%	Adjusted operating income before income taxes	383	377	382	358	428

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Nine Months Ended September 30, 2006				Quarter Ended September 30, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,488	2,929	1,559	—	1,438	963	475	—
Policy charges and fee income	216	164	52	—	70	55	15	—
Net investment income	1,049	491	538	20	376	173	196	7
Asset management fees, commissions and other income	482	46	28	408	172	25	22	125

Total revenues	6,235	3,630	2,177	428	2,056	1,216	708	132

Benefits and Expenses (1):
Insurance and annuity benefits	3,539	2,245	1,294	—	1,112	732	380	—
Interest credited to policyholders’ account balances	184	81	103	—	66	27	39	—
Interest expense	10	9	—	1	3	3	—	—
Deferral of acquisition costs	(755)	(537)	(218)	—	(242)	(167)	(75)	—
Amortization of acquisition costs	342	269	73	—	111	85	26	—
General and administrative expenses	1,747	865	564	318	578	288	189	101

Total benefits and expenses	5,067	2,932	1,816	319	1,628	968	559	101

Adjusted operating income before income taxes	1,168	698	361	109	428	248	149	31

	Nine Months Ended September 30, 2005				Quarter Ended September 30, 2005
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,660	2,769	1,891	—	1,562	894	668	—
Policy charges and fee income	204	153	51	—	67	54	13	—
Net investment income	953	430	505	18	333	146	179	8
Asset management fees, commissions and other income	321	(18)	1	338	114	(3)	3	114

Total revenues	6,138	3,334	2,448	356	2,076	1,091	863	122

Benefits and Expenses (1):
Insurance and annuity benefits	3,703	2,129	1,574	—	1,250	673	577	—
Interest credited to policyholders’ account balances	157	79	78	—	54	25	29	—
Interest expense	19	17	(1)	3	7	6	—	1
Deferral of acquisition costs	(761)	(563)	(198)	—	(243)	(178)	(65)	—
Amortization of acquisition costs	301	228	73	—	90	76	14	—
General and administrative expenses	1,680	865	531	284	535	272	167	96

Total benefits and expenses	5,099	2,755	2,057	287	1,693	874	722	97

Adjusted operating income before income taxes	1,039	579	391	69	383	217	141	25

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥286,029	¥258,639	Japanese insurance operations excluding Gibraltar Life	¥85,595	¥92,934	¥98,534	¥92,370	¥95,125
249,841	263,103	Gibraltar Life	95,340	84,366	84,650	84,387	80,804

535,870	521,742	Total revenues, Japan, yen basis	180,935	177,300	183,184	176,757	175,929

		Benefits and Expenses (1):
224,383	203,380	Japanese insurance operations excluding Gibraltar Life	64,755	71,278	77,842	74,339	72,202
210,998	220,289	Gibraltar Life	79,787	71,963	72,640	73,067	65,292

435,381	423,669	Total benefits and expenses, Japan, yen basis	144,542	143,241	150,482	147,406	137,494

		Adjusted operating income (2):
61,646	55,259	Japanese insurance operations excluding Gibraltar Life	20,840	21,656	20,692	18,031	22,923
38,843	42,814	Gibraltar Life	15,553	12,403	12,010	11,320	15,513

¥100,489	¥98,073	Total adjusted operating income, Japan, yen basis	¥36,393	¥34,059	¥32,702	¥29,351	¥38,436

		U.S. Dollar adjusted operating income (3):
$581	$503	Japanese insurance operations excluding Gibraltar Life	$190	$197	$196	$172	$213
361	391	Gibraltar Life	141	111	110	102	149

942	894	Total adjusted operating income, Japan, U.S. dollar basis	331	308	306	274	362
117	76	All other countries	27	32	32	50	35

$1,059	$970	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$358	$340	$338	$324	$397

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2005		2006
2006	2005		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,109	2,069	Japan, excluding Gibraltar Life	658	630	731	693	685
1,611	1,942	Gibraltar Life	681	564	562	559	490
984	853	All other countries	290	304	316	335	333

4,704	4,864	Total	1,629	1,498	1,609	1,587	1,508

		Annualized new business premiums:
365	467	Japan, excluding Gibraltar Life	117	109	138	113	114
279	249	Gibraltar Life (2)	82	74	73	115	91
210	198	All other countries	64	82	78	72	60

854	914	Total	263	265	289	300	265

		Annualized new business premiums by distribution channel:
575	665	Life Planners	181	191	216	185	174
240	249	Gibraltar Life Advisors (2)	82	74	73	96	71
39	—	Banks (3)	—	—	—	19	20

854	914	Total	263	265	289	300	265

		Constant exchange rate basis (4):

		Net premiums, policy charges and fee income:
2,224	2,026	Japan, excluding Gibraltar Life	664	670	778	721	725
1,698	1,891	Gibraltar Life	685	587	596	587	515
935	849	All other countries	292	308	304	315	316

4,857	4,766	Total	1,641	1,565	1,678	1,623	1,556

		Annualized new business premiums:
380	462	Japan, excluding Gibraltar Life	119	113	145	116	119
287	242	Gibraltar Life (2)	82	77	76	118	93
200	197	All other countries	63	84	74	69	57

867	901	Total	264	274	295	303	269

		Annualized new business premiums by distribution channel:
580	659	Life Planners	182	197	219	185	176
248	242	Gibraltar Life Advisors (2)	82	77	76	99	73
39	—	Banks (3)	—	—	—	19	20

867	901	Total	264	274	295	303	269

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Amounts for the quarter ended June 30, 2006 have decreased $19 million from originally reported data, revising fixed annuity production of Life Advisors.
(3)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(4)	Translated based on average exchange rates for the year ended December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2005		2006
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	191	194	198	200	203
Gibraltar Life	180	179	179	178	178
All other countries	86	88	90	92	92

Total	457	461	467	470	473

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	1,927	1,956	1,996	2,023	2,049
Gibraltar Life	3,938	3,915	3,890	3,871	3,872
All other countries (3):	1,054	1,088	1,127	1,150	1,169

Total (3):	6,919	6,959	7,013	7,044	7,090

International insurance policy persistency:
Excluding Gibraltar Life:
13 months	93.3%	93.0%	92.8%	93.0%	92.9%
25 months	86.6%	87.1%	87.1%	87.4%	87.0%
Gibraltar Life:
13 months	94.2%	94.2%	94.3%	94.2%	94.4%
25 months	86.4%	87.3%	87.7%	88.0%	87.9%
Number of Life Planners at end of period:
Japan	2,752	2,753	2,855	2,847	2,941
All other countries	2,874	2,874	2,857	2,879	2,861

Total life planners	5,626	5,627	5,712	5,726	5,802

Gibraltar Life Advisors	5,349	5,436	5,716	5,684	6,036

(1)	Translated based on exchange rates as of December 31, 2005.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects the exclusion of policies for the Philippines insurance operations, for all periods presented, as a result of the sale of the business in the third quarter of 2006.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2006				December 31, 2005
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	126,908	37,732	89,176	57.7%	122,992	35,885	87,107	58.3%
Public, held to maturity, at amortized cost	3,120	—	3,120	2.0%	3,022	—	3,022	2.0%
Private, available for sale, at fair value	30,073	11,999	18,074	11.7%	30,980	13,361	17,619	11.8%
Private, held to maturity, at amortized cost	353	—	353	0.2%	227	—	227	0.1%
Trading account assets supporting insurance liabilities, at fair value	14,453	—	14,453	9.4%	13,781	—	13,781	9.2%
Other trading account assets, at fair value	118	—	118	0.1%	124	—	124	0.1%
Equity securities, available for sale, at fair value	6,404	3,517	2,887	1.9%	5,840	3,216	2,624	1.8%
Commercial loans	24,120	7,243	16,877	10.9%	23,045	7,264	15,781	10.6%
Policy loans	8,757	5,407	3,350	2.2%	8,370	5,403	2,967	2.0%
Other long-term investments (1)	4,902	934	3,968	2.6%	4,698	973	3,725	2.5%
Short-term investments	3,961	1,773	2,188	1.3%	3,850	1,394	2,456	1.6%

Subtotal (2)	223,169	68,605	154,564	100.0%	216,929	67,496	149,433	100.0%

Invested assets of other entities and operations (3)	5,742	—	5,742		4,472	—	4,472

Total investments	228,911	68,605	160,306		221,401	67,496	153,905

Fixed Maturities by Credit Quality (2):

	September 30, 2006					December 31, 2005
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent

1 Aaa, Aa, A	71,930	1,754	383	73,301	79.5%	68,042	2,256	298	70,000	77.7%
2 Baa	13,678	602	139	14,141	15.3%	15,407	746	138	16,015	17.8%

Subtotal Investment Grade	85,608	2,356	522	87,442	94.8%	83,449	3,002	436	86,015	95.5%

3 Ba	2,845	94	41	2,898	3.1%	2,711	124	43	2,792	3.1%
4 B	1,716	78	35	1,759	1.9%	1,109	71	20	1,160	1.3%
5 C and lower	83	5	2	86	0.1%	102	6	5	103	0.1%
6 In or near default	37	7	2	42	0.1%	28	10	1	37	0.0%

Subtotal Below Investment Grade	4,681	184	80	4,785	5.2%	3,950	211	69	4,092	4.5%

Total	90,289	2,540	602	92,227	100.0%	87,399	3,213	505	90,107	100.0%

Private Fixed Maturities:

NAIC Rating (4) Rating Agency Equivalent

1 Aaa, Aa, A	5,702	231	42	5,891	32.0%	5,596	269	27	5,838	32.7%
2 Baa	9,799	401	81	10,119	54.9%	9,437	522	63	9,896	55.5%

Subtotal Investment Grade	15,501	632	123	16,010	86.9%	15,033	791	90	15,734	88.2%

3 Ba	1,243	55	11	1,287	7.0%	1,105	44	7	1,142	6.4%
4 B	643	22	11	654	3.5%	507	33	5	535	3.0%
5 C and lower	304	18	3	319	1.7%	339	23	2	360	2.0%
6 In or near default	148	6	1	153	0.9%	70	8	2	76	0.4%

Subtotal Below Investment Grade	2,338	101	26	2,413	13.1%	2,021	108	16	2,113	11.8%

Total	17,839	733	149	18,423	100.0%	17,054	899	106	17,847	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of September 30, 2006 and December 31, 2005, respectively, 233 securities with amortized cost of $5,326 million (fair value $5,388 million) and 205 securities with amortized cost of $3,640 million (fair value, $3,689 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	31,646	68.8%	30,757	69.6%
Public, held to maturity, at amortized cost	3,120	6.8%	3,022	6.8%
Private, available for sale, at fair value	2,946	6.4%	2,659	6.0%
Private, held to maturity, at amortized cost	353	0.8%	227	0.5%
Trading account assets supporting insurance liabilities, at fair value	1,071	2.3%	1,022	2.3%
Other trading account assets, at fair value	28	0.1%	26	0.1%
Equity securities, available for sale, at fair value	2,288	5.0%	2,021	4.6%
Commercial loans	2,598	5.6%	2,278	5.2%
Policy loans	1,005	2.2%	943	2.1%
Other long-term investments (1)	890	1.8%	941	2.1%
Short-term investments	69	0.2%	326	0.7%

Total	46,014	100.0%	44,222	100.0%

	September 30, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	57,530	53.0%	56,350	53.7%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,128	13.9%	14,960	14.2%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	13,382	12.3%	12,759	12.1%
Other trading account assets, at fair value	90	0.1%	98	0.1%
Equity securities, available for sale, at fair value	599	0.6%	603	0.6%
Commercial loans	14,279	13.2%	13,503	12.8%
Policy loans	2,345	2.2%	2,024	1.9%
Other long-term investments (1)	3,078	2.7%	2,784	2.6%
Short-term investments	2,119	2.0%	2,130	2.0%

Total	108,550	100.0%	105,211	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2006			2005(4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.91%	1,362	(5)	4.63%	1,180	45
Equity securities	4.32%	26	11	4.57%	25	40
Commercial loans	6.11%	194	1	6.94%	192	(8)
Policy loans	4.95%	41	—	4.96%	37	—
Short-term investments and cash equivalents	4.68%	91	(1)	2.36%	48	(6)
Other investments	7.24%	76	214	8.71%	83	4

Gross investment income before investment expenses	5.08%	1,790	220	4.90%	1,565	75
Investment expenses	-0.27%	(129)	—	-0.22%	(90)	—

Subtotal	4.81%	1,661	220	4.68%	1,475	75

Investment results of other entities and operations (2)		296	19		259	58
Less, investment income relating to divested businesses		(5)			(3)

Total		1,952	239		1,731	133

	Nine Months Ended September 30
	2006			2005(4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.90%	3,928	(318)	4.63%	3,470	87
Equity securities	3.70%	64	119	4.15%	67	54
Commercial loans	6.23%	563	(2)	7.27%	589	111
Policy loans	4.93%	115	—	4.86%	105	—
Short-term investments and cash equivalents	4.60%	241	—	2.33%	135	2
Other investments	7.89%	236	193	6.89%	204	348

Gross investment income before investment expenses	5.09%	5,147	(8)	4.85%	4,570	602
Investment expenses	-0.26%	(353)	—	-0.22%	(264)	—

Subtotal	4.83%	4,794	(8)	4.63%	4,306	602

Investment results of other entities and operations (2)		835	72		705	111
Less, investment income relating to divested businesses		(11)			(11)

Total		5,618	64		5,000	713

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2006			2005(2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.52%	246	22	2.30%	219	1
Equity securities	3.76%	18	5	4.35%	19	26
Commercial loans	3.99%	25	4	4.12%	28	5
Policy loans	3.58%	9	—	3.49%	9	—
Short-term investments and cash equivalents	4.17%	6	(1)	0.87%	1	(1)
Other investments	13.03%	30	148	8.91%	27	(38)

Gross investment income before investment expenses	2.91%	334	178	2.67%	303	(7)
Investment expenses	-0.15%	(23)	—	-0.18%	(21)	—

Total	2.76%	311	178	2.49%	282	(7)

	Nine Months Ended September 30
	2006			2005(2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.52%	706	4	2.26%	636	(63)
Equity securities	2.95%	40	95	3.13%	41	38
Commercial loans	3.66%	66	15	4.10%	90	120
Policy loans	3.57%	26	—	3.40%	25	—
Short-term investments and cash equivalents	3.89%	13	(2)	0.50%	3	3
Other investments	13.00%	86	51	8.72%	82	72

Gross investment income before investment expenses	2.85%	937	163	2.59%	877	170
Investment expenses	-0.18%	(67)	—	-0.19%	(64)	—

Total	2.67%	870	163	2.40%	813	170

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2006			2005(3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.29%	1,116	(27)	6.06%	961	44
Equity securities	6.45%	8	6	7.89%	6	14
Commercial loans	6.64%	169	(3)	7.87%	164	(13)
Policy loans	5.56%	32	—	5.70%	28	—
Short-term investments and cash equivalents	4.75%	85	—	2.63%	47	(5)
Other investments	5.31%	46	66	8.25%	56	42

Gross investment income before investment expenses	6.19%	1,456	42	6.18%	1,262	82
Investment expenses	-0.33%	(106)	—	-0.34%	(69)	—

Total	5.86%	1,350	42	5.84%	1,193	82

	Nine Months Ended September 30
	2006			2005(3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.27%	3,222	(322)	6.13%	2,834	150
Equity securities	6.39%	24	24	10.07%	26	16
Commercial loans	6.87%	497	(17)	8.44%	499	(9)
Policy loans	5.56%	89	—	5.63%	80	—
Short-term investments and cash equivalents	4.67%	228	2	2.71%	132	(1)
Other investments	5.99%	150	142	5.89%	122	276

Gross investment income before investment expenses	6.23%	4,210	(171)	6.20%	3,693	432
Investment expenses	-0.30%	(286)	—	-0.36%	(200)	—

Total	5.93%	3,924	(171)	5.84%	3,493	432

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2006 ACTUARIAL UPDATES

(in millions)

	Third Quarter 2006 Impact on:
	Policy Charges and Fee Income (1)	Insurance and Annuity Benefits (2)	Amortization of Deferred Policy Acquisition Costs	Pre-Tax Adjusted Operating Income
Actuarial Item:
Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits	(62)	34	(156)	60

Refinement of reserving period for certain benefits on block of variable life insurance policies	(85)	62	(133)	(14)

Total impact on third quarter 2006 results	(147)	96	(289)	46

Reported amount	117	300	(220)

Amount excluding impact of items indicated above	264	204	69

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

INVESTMENT DIVISION - HISTORICAL SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year ended December 31		2005				2006
2004		1Q	2Q	3Q	4Q	1Q	2Q
	Analysis of revenues by type (in millions):
832	Asset management fees	208	217	228	233	234	237
205	Incentive, transaction, principal investing and capital markets revenues	92	66	99	88	144	111
427	Service, distribution and other revenues	118	118	114	115	124	121

1,464	Total Asset Management segment revenues	418	401	441	436	502	469

	Analysis of asset management fees by source (in millions):
297	Institutional customers	78	90	94	97	98	102
322	Retail customers	71	68	74	76	76	76
213	General account	59	59	60	60	60	59

832	Total asset management fees	208	217	228	233	234	237

	Retail Assets Under Management (in billions):
	Assets gathered by Investment Management & Advisory Services sales force:
47.5	Beginning assets under management	33.2	32.8	33.6	36.8	38.7	40.5
4.5	Additions	1.4	1.6	2.5	3.3	2.7	3.3
(6.4)	Withdrawals	(1.9)	(2.0)	(2.0)	(2.3)	(2.3)	(3.0)
3.3	Change in market value	(0.8)	1.7	2.2	1.0	1.3	(1.0)
(15.7)	Net money market flows	0.1	(0.1)	—	0.1	0.1	0.9
—	Other (1)	0.8	(0.4)	0.5	(0.2)	—	—

33.2	Ending assets under management	32.8	33.6	36.8	38.7	40.5	40.7
32.8	Affiliated retail assets under management	32.0	32.1	33.7	34.8	35.1	34.4

66.0	Total assets managed for retail customers at end of period	64.8	65.7	70.5	73.5	75.6	75.1

(1.9)	Net retail additions (withdrawals) other than money market	(0.5)	(0.4)	0.5	1.0	0.4	0.3

	Wrap-fee Product Assets Under Administration (in billions):
18.4	Beginning total wrap-fee product assets	39.7	41.6	45.1	50.2	53.6	59.1
11.7	Additions (2)	5.6	5.5	5.3	5.3	6.9	6.1
(7.3)	Withdrawals	(2.7)	(2.6)	(2.5)	(3.0)	(4.1)	(3.6)
3.0	Change in market value	(1.0)	0.6	2.3	1.1	2.7	(1.1)
13.9	Other (3)	—	—	—	—	—	—

39.7	Ending total wrap-fee product assets	41.6	45.1	50.2	53.6	59.1	60.5

4.4	Net wrap-fee product additions	2.9	2.9	2.8	2.3	2.8	2.5

(1)	Represents transfers of retail assets from or to non-Prudential managers.
(2)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.
(3)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 14.10% for the nine months ended September 30, 2006, 18.07% for the nine months ended September 30, 2005, 20.72% for the three months ended September 30, 2006, 24.18% for the three months ended September 30, 2005, 8.76% for the three months ended June 30, 2006, 13.06% for the three months ended March 31, 2006 and 7.70% for the three months ended December 31, 2005.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2006

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of November 1, 2006

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA
PRUCO Life Insurance Company	A+	AA-	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	* AA
American Skandia Life Assurance Corporation	A+	AA-	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of November 1, 2006

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A
Retail Notes	a-	A	A3	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA

*	NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.